                                  EXHIBIT 10.10

                             DISTRIBUTION AGREEMENT

                               DATED April 1,1996

                                     BETWEEN


"DISTRIBUTOR"                          "FORT DODGE"

PROFESSIONAL VET PRODUCTS              FORT DODGE ANIMAL HEALTH
10100 J Street                AND      Division of American Home
Omaha, Nebraska 68127                  Products Corporation
                                       9401 Indian Creek Parkway,
                                       Suite 1500
                                       Overland Park, Kansas 66225

         FORT DODGE and DISTRIBUTOR hereby agree as follows:

PART I.  THE DISTRIBUTORSHIP:  PRODUCTS, TERRITORY, DURATION

         1. APPOINTMENT OF DISTRIBUTOR. FORT DODGE hereby appoints DISTRIBUTOR as a distributor of the PRODUCTS subject to the terms and conditions of this Agreement. DISTRIBUTOR hereby accepts that appointment and agrees to use its best efforts to promote and sell the PRODUCTS. Nothing in this Agreement shall mean that DISTRIBUTOR has an exclusive right to sell PRODUCTS.

         2. TERM. This Agreement shall expire December 31, 1996. At the sole option of FORT DODGE, it may be renewed for subsequent terms of one (1) year each commencing January 1 and expiring the following December 31, by a written renewal executed by both parties.

PART II.  SUPPLY OF PRODUCTS

         3. PURCHASE AND SALE. FORT DODGE agrees to sell, and the DISTRIBUTOR agrees to purchase the PRODUCTS which the DISTRIBUTOR may reasonably request by written order. At the option of FORT DODGE, DISTRIBUTOR agrees to pay for all PRODUCTS ordered by DISTRIBUTOR's subsidiaries, branches, and/or divisions from FORT DODGE during the term hereof in accordance with the payment terms referred to in PARAGRAPH 7. FORT DODGE's Prices, Policies and Terms in effect at the time of receipt by FORT DODGE of DISTRIBUTOR's order shall govern such order. Such Prices, Policies and Terms may be changed by FORT DODGE from time to time. The current prices for the PRODUCTS are set forth in FORT DODGE's current Prices, Policies and Terms, attached hereto as Exhibit A.

         4. MINIMUM PURCHASE AND ORDER REQUIREMENTS. (a) DISTRIBUTOR agrees to meet the minimum purchase and order requirements set forth in FORT DODGE's Prices, Policies and Terms, as issued by FORT DODGE from time to time.

            (b) FORT DODGE shall not be required to fill any order from the DISTRIBUTOR which calls for delivery sooner than FORT DODGE's then current delivery schedule, nor shall FORT DODGE be obligated to fill any order from the DISTRIBUTOR or its subsidiaries, divisions, or branches if payment for any PRODUCTS previously ordered by DISTRIBUTOR is then past due. All orders by DISTRIBUTOR calling for delivery sooner than FORT DODGE's then current delivery schedule shall be subject to acceptance in writing by FORT DODGE.

         5. INVENTORY. If applicable, DISTRIBUTOR agrees to maintain at all times an inventory of each PRODUCT sufficient to satisfy the reasonably anticipated needs of its customers. DISTRIBUTOR shall not transfer or transship any PRODUCTS to or among its subsidiaries, division(s), or branches without the prior written consent of FORT DODGE.

         6. DELIVERY. (a) If applicable, FORT DODGE shall pay freight and insurance on shipments of PRODUCTS, to the extent provided in the FORT DODGE's Prices, Policies and Terms, as issued by FORT DODGE from time to time. Title to and risk of loss on the PRODUCTS shall pass to the DISTRIBUTOR upon delivery of the PRODUCTS to the destination specified in the bill of lading. FORT DODGE shall determine the carrier, method of transportation and routing of all shipments. If the DISTRIBUTOR requests routes or methods other than those chosen by FORT DODGE, FORT DODGE will try to comply with the DISTRIBUTOR's instructions and may add to the invoice the additional cost of shipping via the route or method requested by the DISTRIBUTOR.

            (b) DISTRIBUTOR's locations approved for shipment by FORT DODGE are listed on Exhibit B. Additional locations may be added, subject to FORT DODGE's prior approval.

            (c) At the request of FORT DODGE, DISTRIBUTOR shall provide written notice with additional updates as necessary to FORT DODGE of the area of its sales coverage and markets served.

         7. PAYMENT TERMS. Payment for orders of PRODUCTS shall be made in accordance with FORT DODGE's then current Prices, Policies and Terms.

         8. ALLOCATION OF PRODUCTS IN SHORT SUPPLY. Notwithstanding any other provisions of this Agreement, FORT DODGE reserves the right at any time to allocate its supplies of any particular PRODUCT(S) among its customers in proportion to their orders, or otherwise partially fill their orders, whenever such PRODUCT(S) are back ordered or otherwise not available for sale in sufficient quantity to meet all orders then on hand. Whenever FORT DODGE is required to make delivery in full by a date certain, FORT DODGE's exercise of its rights under this paragraph shall excuse its failure to make full delivery by such date.

PART III.  PROMOTION AND MARKETING; SERVICE AND TRAINING

         9. COOPERATIVE PROMOTIONAL AND MARKETING EFFORTS. A key feature of this AGREEMENT is the shared commitment of FORT DODGE and the DISTRIBUTOR to promote and market the PRODUCTS in order to maintain the PRODUCTS' high reputation, utilize all appropriate avenues for distribution, and maximize sales. DISTRIBUTOR agrees to use its best efforts to promote and increase sales and market share of the PRODUCTS. As part of its efforts, DISTRIBUTOR shall include the PRODUCTS in its regular sales promotion and shall submit to FORT DODGE copies of its internal bulletins, instructions and announcements to demonstrate that this promotional activity has been accomplished. DISTRIBUTOR agrees to abide by all applicable governmental regulations relating to the advertising and promotion of the Products. DISTRIBUTOR shall establish adequate sales, warehousing and delivery facilities for the PRODUCTS. DISTRIBUTOR agrees to employ a sufficient number of trained sales representatives to solicit at regular intervals as volume warrants, by its customary methods of phone and/or personal solicitation, sell and provide good service to DISTRIBUTOR's customers. DISTRIBUTOR shall also seek new customers for the PRODUCTS.

         10. COMMISSIONS PAID. The DISTRIBUTOR agrees to provide each of their sales representatives with a listing of all monies and rebates specified for commissions and Market Development Funds provided by FORT DODGE. In addition, DISTRIBUTOR agrees to provide their inside and outside sales representatives a summary of commissions paid on the sale of FORT DODGE PRODUCTS. This shall include both commission monies specified by FORT DODGE as well as commissions, contest and bonus monies paid to the sales representative based on the DISTRIBUTOR's compensation program. The summary shall be supplied to each individual sales representative in writing a minimum of each quarter.

         11. SALES BY DISTRIBUTOR TERRITORY. The DISTRIBUTOR agrees to supply in writing on a quarterly basis actual sales of FORT DODGE PRODUCTS for each DISTRIBUTOR sales territory.

         12. SALES REPORTING. The DISTRIBUTOR agrees to report to FORT DODGE sales of FORT DODGE PRODUCTS by DISTRIBUTOR on a monthly basis in the format attached hereto as Exhibit C or such similar format as may be requested by FORT DODGE from time to time. This information will not be disclosed to any other distributor by FORT DODGE. This information will enable FORT DODGE to administer sales promotions and programs for customers buying FORT DODGE PRODUCTS.

         13. SALES MEETING. DISTRIBUTOR shall notify FORT DODGE at least thirty (30) days prior to DISTRIBUTOR's regularly held sales meetings and shall afford FORT DODGE the opportunity to reasonably participate in such meetings.

         14. INVENTORY AUDIT. Upon reasonable notice and during regular business hours, FORT DODGE shall have the right to take an actual inventory of FORT DODGE PRODUCTS at DISTRIBUTOR's locations twice per year.

PART IV.  PRODUCT RETURNS AND CLAIMS

         15. RETURNS TO DISTRIBUTOR. The DISTRIBUTOR may accept returns of any PRODUCT from its customers for resale by DISTRIBUTOR provided that: (i) such goods are returned in new and resalable condition to the DISTRIBUTOR in the original unopened packages; and (ii) such packages are clean, properly labeled, and unmarked, and, generally, are in "new", immediately salable condition, and not out-dated. (The term "original unopened package" means the unopened container in which FORT DODGE has placed both the package insert, if any, and the bottle, vial, box or other receptacle itself containing the medication).

         16. DISTRIBUTOR CANNOT AUTHORIZE RETURNS. The DISTRIBUTOR agrees that it is not empowered to and shall not authorize its customers to return PRODUCTS to FORT DODGE for credit or charge.

         17. RETURNS TO FORT DODGE. The DISTRIBUTOR shall inspect the PRODUCTS within three (3) working days after delivery to the destination specified in the bill of lading and shall immediately notify FORT DODGE and the carrier of any shortages, defects or failure of the PRODUCTS to conform to the order. Failure of DISTRIBUTOR to inspect and notify FORT DODGE within three (3) working days shall constitute an irrevocable acceptance of the goods. If the DISTRIBUTOR so notifies FORT DODGE within three (3) working days, the DISTRIBUTOR may, and shall upon FORT DODGE's request, return to FORT DODGE at the latter's expense all PRODUCTS which are defective or do not conform to the order. The DISTRIBUTOR shall not resell any PRODUCTS it finds or claims to be defective. DISTRIBUTOR shall send FORT DODGE an itemized list of the PRODUCTS returned, dated as of the date of delivery by DISTRIBUTOR to carrier for reshipment to FORT DODGE. Returns of outdated PRODUCTS to FORT DODGE shall be subject to the terms of FORT DODGE's Prices, Policies and Terms in effect on the date of return.

         The remedies set forth in this paragraph 17 shall be the only remedies of DISTRIBUTOR with respect to (i) defects in any of the PRODUCTS found or claimed on DISTRIBUTOR's inspection, (ii) failure of any of the PRODUCTS to conform to DISTRIBUTOR's order, and (iii) outdated PRODUCTS.

         18. WARRANTY. FORT DODGE WARRANTS THAT THE PRODUCTS SOLD TO DISTRIBUTOR UNDER THIS AGREEMENT SHALL CONFORM WITH THE DESCRIPTION CONTAINED IN THE LABELING THEREFOR. FORT DODGE MAKES

NO WARRANTY AS TO MERCHANTABILITY OR THE FITNESS OF THE PRODUCTS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, WHICH EXTENDS BEYOND THE DESCRIPTION CONTAINED IN THE LABELING OF THE PRODUCTS. DISTRIBUTOR ASSUMES ALL RISK AND LIABILITY FOR LOSS OR DAMAGE RESULTING FROM
DISTRIBUTOR's IMPROPER HANDLING, STORAGE OR USE OF THE PRODUCTS PURCHASED UNDER THIS AGREEMENT, WHETHER USED SINGLY OR IN COMBINATION WITH OTHER MATERIAL.

         19. CLAIMS. No claim of any kind by DISTRIBUTOR, whether as to the PRODUCTS delivered or delays or non-delivery of PRODUCTS or otherwise, shall be for more than the purchase price of that portion of the PRODUCTS for which such claim is made. Notwithstanding anything in this Agreement to the contrary, FORT DODGE shall not be liable to DISTRIBUTOR for loss of profit or use, or incidental or consequential damages, whether such liability is based or claimed to be based upon contract, tort, or any other cause whatsoever.

PART V.  DISTRIBUTOR STATUS AND RIGHTS

         20. DISTRIBUTOR STATUS. DISTRIBUTOR is, and at all times shall be, an independent contractor. Nothing contained in this Agreement or otherwise shall be construed as constituting the DISTRIBUTOR as the partner, agent or employee of FORT DODGE or as authorizing the DISTRIBUTOR to create or assume any obligation or liability in the name of, or on behalf of, FORT DODGE or to subject FORT DODGE to any obligation or liability to any third person or entity.

         21. TRADE SECRETS. FORT DODGE may, but need not, from time to time, give DISTRIBUTOR technical or non-technical information ("Confidential Information") not generally known to the trade or public, including without limitation information relating in any way to customers, PRODUCTS, techniques, technological methods, prospective new PRODUCTS, research programs or areas, and processes and services of FORT DODGE. DISTRIBUTOR agrees that, during the term of this Agreement and thereafter, it will not disclose to any third person in any manner whatsoever (except as authorized in writing in advance by FORT DODGE) any Confidential Information so long as such information is not generally known to the trade or public.

         22. AUTHORIZED DISTRIBUTOR. (a) DISTRIBUTOR may indicate in its advertising that it is an authorized FORT DODGE distributor of PRODUCTS, but the DISTRIBUTOR shall not use as or in its name or assumed name FORT DODGE, or any name which is the same as, or which is likely to cause confusion or mistake with, any corporate or assumed name of FORT DODGE or of any of FORT DODGE subsidiaries affiliates.

             (b) All trademarks used or designated by FORT DODGE shall be displayed by the DISTRIBUTOR, without alteration on all PRODUCTS bearing any such trademark sold by FORT DODGE for resale by the DISTRIBUTOR, and all use of such trademarks shall inure to FORT DODGE's benefit or that of AHP.

             (c) Any copyright of FORT DODGE or AHP which may be created in any article, package design, label, or the like, whether or not bearing any trademark of FORT DODGE or of AHP shall be the property of FORT DODGE or AHP as the case may be. The DISTRIBUTOR shall not use any trademark, brand or trade dress which is the same as, or which is likely to cause confusion or mistake with any trademark, brand or trade dress of FORT DODGE or of AHP, except that the trademarks, brands and trade dress, or any of the foregoing, used or designated by FORT DODGE, may be used in connection with the promotion, sale, display or advertising of PRODUCTS bearing the same.

         23. SECURITY AGREEMENT. DISTRIBUTOR hereby grants to FORT DODGE a security interest on all PRODUCTS in DISTRIBUTOR's custody and control under this Agreement and agrees to allow FORT DODGE to execute a standard form financing statement with a copy of this Agreement to be filed with appropriate state and local government offices, and further agrees that no PRODUCTS will become subject to liens or other security interests or encumbrances as a result of this Agreement or otherwise.

PART VI.  TECHNICAL PROVISIONS

         24. DEFINITIONS. (a) "AFFILIATE" means any corporation or other business entity controlling, controlled by, or under common control with AMERICAN HOME PRODUCTS CORPORATION, and control means the direct or indirect beneficial ownership of fifty percent or more of the voting interest in, or a fifty percent or greater interest in the income of AMERICAN HOME PRODUCTS CORPORATION, such corporation or other business entity, or such other relationship as constitutes actual control.

             (b) "PRODUCTS" mean the FORT DODGE ANIMAL HEALTH animal health products listed on Exhibit D, as said Exhibit may be amended from time to time by FORT DODGE.

             (c) "AHP" means, collectively, American Home Products Corporation and its AFFILIATES.

         25. TERMINATION. This Agreement may be terminated by either party with or without cause at any time upon thirty (30) days' prior written notice to the other party. In addition to its other rights, FORT DODGE shall have the right, exercisable at any time by written notice to the DISTRIBUTOR and without incurring any liability to the DISTRIBUTOR, to terminate this Agreement as of the date of such notice upon the breach of this Agreement by DISTRIBUTOR or the happening of any of the following events:

         (a) the failure of the DISTRIBUTOR to meet the minimum purchase or order requirements set forth in FORT DODGE's Prices, Policies and Terms, as issued by FORT DODGE from time to time;

         (b) default by the DISTRIBUTOR in complying with the provisions requiring "best efforts" set forth in paragraphs 1 and 9, provisions relating to prompt payment and creditworthiness set forth in paragraphs 3 and 7, or any other provision of this Agreement;

         (c) the failure of DISTRIBUTOR to service the majority of its customers PRODUCTS for a period of more than four (4) weeks for any reason;

         (d) death, dissolution, or termination of existence of the DISTRIBUTOR;

         (e)      insolvency of the DISTRIBUTOR;

         (f) an assignment for the benefit of creditors by the DISTRIBUTOR;

         (g) appointment of a trustee or receiver for any part of the DISTRIBUTOR's property;

         (h) filing by or against the DISTRIBUTOR of any petition in bankruptcy or under any of the provisions of the Bankruptcy Act;

         (i) entry of any judgment against the DISTRIBUTOR which remains undischarged or unbonded of record for thirty (30) days; or

         (j) attachment of or levy against any of the DISTRIBUTOR's property by any judicial officer which is not discharged within thirty (30) days thereafter.

         Termination of this Agreement for any reason or termination of any DISTRIBUTION Agreement that FORT DODGE may have with a subsidiary, division, or branch of DISTRIBUTOR, shall be without prejudice to FORT DODGE's rights to any amounts then owing by the DISTRIBUTOR under this Agreement.

         26. FORCE MAJEURE. Neither party shall be liable to the other by reason of any failure or delay in performance of any provision of this Agreement, nor shall such failure or delay give the other party any right to terminate this Agreement (except for changes in control of DISTRIBUTOR) if such failure or delay is due to any event (other than financial) beyond the reasonable power of the party failing or delaying to perform. Without limiting the generality of the foregoing sentence, governmental action, inability to obtain supplies, material, labor or transportation, and strikes, boycotts, lockouts and labor disputes shall all be conclusively deemed beyond the reasonable power of the party failing or delayed a thereby, even though that party might be able to obviate such failure or delay by agreeing to terms proposed by government, suppliers, carriers, employees or their bargaining representatives, labor disputants, or other third parties.

         27. ASSIGNMENT AND CHANGE OF CONTROL OF DISTRIBUTOR. Neither this Agreement nor any rights hereunder are assignable, transferable, or delegable by the DISTRIBUTOR without the prior written consent of FORT DODGE. Furthermore, upon thirty (30) days' written notice to the DISTRIBUTOR, FORT DODGE shall have the right to terminate this Agreement if there is a change, to any extent or however occurring, in the ownership of DISTRIBUTOR's business or in the direct or indirect control or management of DISTRIBUTOR.

         28. GOVERNING LAW. The validity and interpretation of this Agreement shall be governed by the laws of the State of New Jersey, exclusive of choice of law rules.

         29. NOTICES. Any notice required or permitted by the terms of this Agreement shall be given by telegram or by registered mail, prepaid and properly addressed, or delivered by hand to FORT DODGE or DISTRIBUTOR at its address set forth in this Agreement or at such other address as either party hereto may designate by notice given as provided herein. If mailed, any such notice shall be deemed to have been given when mailed, and if delivered by hand, when received.

         30. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, and supersedes all prior writings and discussions relating to such subject matter.

         31. MODIFICATION; WAIVER. This Agreement may be modified, amended, or waived only by a written instrument signed by both parties or, in the case of a waiver, by the party waiving compliance. The failure of either party to insist upon or enforce strict performance by the other party of any provisions of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment of its right to assert or rely upon such provision or right in that or any other instance.

         32. CAPTIONS. The captions of the paragraphs herein and the pages of this booklet (other than the pages on which this Agreement appears) are for convenience of reference only and shall not be deemed parts of this Agreement, nor shall they have any effect on the meaning or interpretation of any of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


PROFESSIONAL VET PRODUCTS              FORT DODGE ANIMAL HEALTH
10100 J Street                         A Division of American Home
Omaha, Nebraska  68127                 Products Corporation


By:   /s/ Dr. Lionel L. Reilly         By:    /s/ David Sandvig
      ------------------------                --------------------------------
      President                               Sr. Vice President, Marketing &
                                              Sales



-------------------------
*     All terms in SOLID CAPITAL LETTERS are defined in Paragraph 24+.
+     All Paragraph references are references to Paragraphs of this Agreement.

                                    Exhibit A

                            FORT DODGE ANIMAL HEALTH
                           Prices, Policies and Terms
                                 January 1, 1996


QUANTITIES

All items will be shipped in case lots only. All products, except mastitis products, may be assorted for quantity discounts in unbroken cases only.

TERMS

Payment due within 10 days of the month following date of invoice. No shipments will be made to accounts with past due balances of 60 days or more.

TRANSPORTATION

Orders totaling $500.00 or more will be shipped prepaid via the carrier of our selection (excluding accessorial delivery and detention charges). The title of all goods sold shall pass to the purchaser upon delivery of the goods to the carrier.

DAMAGE IN TRANSIT

In the event of loss or damage, the distributor should mark the receiving documents appropriately and initiate a claim and Fort Dodge Animal Health will assist in claim filing.

RETURN OF MERCHANDISE

1. Credit or exchange of returned merchandise will be issued only to the original purchaser.

2. Outdated merchandise in unmarked and unopened containers may be returned if within 120 days of expiration. Merchandise outdated more than 120 days will not qualify for exchange or credit.

3 All returns must be authorized in writing. Complete a "Merchandise Return Request" form and forward to Fort Dodge Animal Health for authorization.

4. Returns will be accepted only if shipped prepaid and a "returned goods" label is used. The return goods label will be supplied with the approved merchandise return request. Do not return merchandise prior to receiving proper authorization.

5. Merchandise approved for return will be replaced with like product(s) or product(s) of equal value. If the distributor prefers, a credit memo will be issued at 50% of the current lowest listed price.

6. Defective merchandise or shipments made in error may be returned for full invoice price provided that Fort Dodge Animal Health is notified within two weeks of date of shipment.

7.       All merchandise returned becomes the property of Fort Dodge Animal
         Health.

8.       Merchandise NOT acceptable for exchange or credit

a) Unauthorized returns             e) Discontinued items
b) Opened containers                f) Products designated with a star(*)
c) Containers marked or             g) Instruments and supplies
   disfigured in any way            h) Sleepaway
d) Special sale items

9. Products returned to distributor due to mis-shipments, will not be accepted for replacement by Fort Dodge Animal Health.

PRESCRIPTION PRODUCTS

Rx identifies prescription products bearing the legend "Restricted to use by or under the direction of a licensed veterinarian."

DEA SCHEDULE II PRODUCTS

     ORDERING OF SLEEPAWAY

     1. Fort Dodge Animal Health must have a copy of the distributor's current Federal DEA Registration Certificate.

     2. Fort Dodge Animal Health must have received a properly completed DEA Order Form 222.

     3. Sleepaway must be shipped to address on order form 222 (which must correspond exactly to current Federal DEA Registration).

     4.    Sleepaway orders will be handled a separate orders.

     5.    Sleepaway is non-returnable.

DEA SCHEDULE III PRODUCTS

     ORDERING OF TELAZOL

     1. Before an order for Telazol can be shipped, Fort Dodge Animal Health must have a copy of your current DEA Registration Certification on file. Telephone confirmation is not acceptable.

     2. Telazol will only be shipped to the address shown on the certificate.

     3.    Telazol orders will be handled as separate orders.

     RETURNING OF TELAZOL

     I. Telazol may be returned in accordance with the terms stated in the most current Fort Dodge Distributor price list.

     2. You are to inform Fort Dodge that you wish to return Telazol by submitting a completed Fort Dodge Merchandise Return Request Form. Please use a separate form for Telazol.

     3. Upon receipt and verification, the approved form along with a return label addressed to Fort Dodge Animal Health, DEA Return, 800 5th St. NW, Fort Dodge, IA 50501 will be sent to you.

     4. Please do not include other products with the returned Telazol. The return label MUST be used.

     5. The Fort Dodge DEA registration number will be stated on the Merchandise Return Form so you will be able to transfer the product from your inventory to Fort Dodge.

     6. If you receive product that is broken in shipment, the broken container and its label are to be returned to Fort Dodge following the instructions as described.

                                    Exhibit B

                             Distribution Locations

Professional Vet Products --      Omaha, NE

                                    Exhibit C

ACCOUNT INFO
(Sorted in Zip Order)


                                                    Current Month                                  YTD
                                        Doses Sold   Doses Free    Dollars      Doses Sold     Doses Free         Dollars
                                        ----------   ----------    -------      ----------     ----------         -------
SMALL ANIMAL BIOS
Product Name                                    xxx                 xxx.xx             xxx                          xxx.xx
Product Name                                     xx          Xx     xxx.xx             xxx                  xx      xxx.xx
Product Name                                    xxx                 xxx.xx             xxx                          xxx.xx
                                               ----        ----     ------            ----                 ---        ----
TOTAL                                           xxx          Xx   x,xxx.xx             xxx                  xx    x,xxx.xx

EQUINE BIOS
Product Name                                    xxx                 xxx.xx             xxx                          xxx.xx
Product Name                                     xx          Xx     xxx.xx             xxx                  xx      xxx.xx
Product Name                                    xxx                 xxx.xx             xxx                          xxx.xx
                                               ----        ----      -----            ----                 ---        ----
TOTAL                                           xxx          Xx   x,xxx.xx             xxx                  xx    x,xxx.xx

LIVESTOCK BIOS
Product Name                                    xxx                 xxx.xx             xxx                          xxx.xx
Product Name                                     xx          Xx     xxx.xx             xxx                  xx      xxx.xx
Product Name                                    xxx                 xxx.xx             xxx                          xxx.xx
                                               ----        ----      -----            ----                 ---        ----
TOTAL                                           xxx          Xx   x.xxx.xx             xxx                  xx    x.xxx.xx

COMPANION ANIMAL PHARMACEUTICALS (Units)
Product Name                                    xxx                 xxx.xx             xxx                          xxx.xx
Product Name                                     xx          Xx     xxx.xx             xxx                  xx      xxx.xx
Product Name                                    xxx                 xxx.xx             xxx                          xxx.xx
                                               ----        ----       ----            ----                 ---        ----
TOTAL                                           xxx          Xx   x,xxx.xx             xxx                  xx    x,xxx.xx

LIVESTOCK PHARMACEUTICALS (Units)
Product Name                                    xxx                 xxx.xx             xxx                          xxx.xx
Product Name                                     xx          Xx     xxx.xx             xxx                  xx      xxx.xx
Product Name                                    xxx                 xxx.xx             xxx                          xxx.xx
                                               ----        ----       ----            ----                ----        ----
TOTAL                                           xxx          Xx   x,xxx.xx             xxx                  xx    x,xxx.xx

DISTRIBUTOR SUMMARY
(Movement and Free Goods)


                                                     Current Month                                 YTD
                                         Doses Sold   Doses Free        Dollars    Doses Sold    Doses Free       Dollars
                                         ----------   ----------        -------    ----------    ----------       -------
SMALL ANIMAL BIOS
Product Name                                 xx,xxx          xxx       x,xxx.xx       xx,xxx.           xxx     xx,xxx.xx
Product Name                                 xx,xxx          xxx       x,xxx.xx         x,xxx            xx     xx,xxx.xx
Product Name                                  x,xxx                    x,xxx.xx         x,xxx           xxx      x,xxx.xx
                                              -----         ----         ------         -----          ----        ------
TOTAL                                       xxx,xxx        x,xxx     xxx,xxx.xx        xx,xxx          xxxx    xxx,xxx.xx

EQUINE BIOS
Product Name                                 xx,xxx          xxx       x,xxx.xx        xx,xxx           xxx     xx,xxx.xx
Product Name                                 xx,xxx          xxx       x,xxx.xx         x,xxx            xx     xx,xxx.xx
Product Name                                  x,xxx                    x,xxx.xx         x,xxx           xxx      x,xxx.xx
                                              -----         ----          -----          ----           ---         -----
TOTAL                                       xxx,xxx        x,xxx     xxx,xxx.xx        xx,xxx          xxxx    xxx,xxx.xx

LIVESTOCK BIOS
Product Name                                 xx,xxx          xxx       x,xxx.xx        xx,xxx           xxx     xx,xxx.xx
Product Name                                 xx,xxx          xxx       x,xxx.xx         x,xxx            xx     xx,xxx.xx
Product Name                                  x,xxx                    x,xxx.xx         x,xxx           xxx      x,xxx.xx
                                              -----         ----          -----          ----           ---         -----
TOTAL                                       xxx,xxx        x,xxx     xxx,xxx.xx        xx,xxx          xxxx    xxx,xxx.xx

COMPANION ANIMAL PHARMACEUTICALS (Units)
Product Name                                 xx,xxx          xxx       x,xxx.xx        xx,xxx           xxx     xx,xxx.xx
Product Name                                 xx,xxx          xxx       x,xxx.xx         x,xxx            xx     xx,xxx.xx
Product Name                                  x,xxx                    x,xxx.xx         x,xxx           xxx      x,xxx.xx
                                              -----         ----          -----          ----           ---         -----
TOTAL                                       xxx,xxx        x,xxx     xxx,xxx.xx        xx,xxx          xxxx    xxx,xxx.xx

LIVESTOCK PHARMACEUTICALS (Units)
Product Name                                 xx,xxx          xxx       x,xxx.xx        xx,xxx           xxx     xx,xxx.xx
Product Name                                 xx,xxx          xxx       x,xxx.xx         x,xxx            xx     xx,xxx.xx
Product Name                                  x,xxx                    x,xxx.xx         x,xxx           xxx      x,xxx.xx
                                               ----         ----          -----          ----           ---         -----
TOTAL                                       xxx,xxx        x,xxx     xxx,xxx.xx        xx,xxx          xxxx    xxx,xxx.xx

                                    Exhibit D

                                    Products


Fort Dodge Animal Health (complete line)
      -  Fort Dodge line including Synovex, Synanthic Agency